Exhibit 10.1

FARMERS & MERCHANTS BANCORP

2025 RESTRICTED STOCK RETIREMENT PLAN

(Adopted by the Board of Directors on October 2, 2024)

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TABLE OF CONTENTS

Page
SECTION 1.	ESTABLISHMENT AND PURPOSE.	1

SECTION 2.	DEFINITIONS	1
(a)	“Affiliate”	1
(b)	“Award”	1
(c)	“Award Agreement”	1
(d)	“Board of Directors” or “Board”	1
(e)	“Change of Control”	1
(f)	“Code”	2
(g)	“Committee”	2
(h)	“Company”	2
(i)	“Employee”	2
(j)	“Exchange Act”	2
(k)	“Fair Market Value”	2
(l)	“Outside Director”	3
(m)	“Parent”	3
(n)	“Participant”	3
(o)	“Plan”	3
(p)	“Purchase Price”	3
(q)	“Retirement”	3
(r)	“Restricted Share”	3
(s)	“Securities Act”	3
(t)	“Service”	4
(u)	“Share”	4
(v)	“Stock”	4
(w)	“Subsidiary”	4

SECTION 3.	ADMINISTRATION.	4

(a)	Committee Composition	4
(b)	Committee Appointment	4
(c)	Committee Responsibilities	4

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SECTION 4.	ELIGIBILITY	6

(a)	General Rule	6

SECTION 5.	STOCK SUBJECT TO PLAN	6

(a)	Basic Limitation	6
(b)	Additional Shares	6
(c)	Substitution and Assumption of Awards	6
(d)	Limit on Grants to Outside Directors	7

SECTION 6.	RESTRICTED SHARES	7

(a)	Restricted Share Award Agreement	7
(b)	Payment for Awards	7
(c)	Vesting	7
(d)	Voting and Dividend Rights	7
(e)	Restrictions on Transfer of Shares	7

SECTION 7.	PAYMENT FOR SHARES	8

(a)	General Rule	8
(b)	Services Rendered	8
(c)	Promissory Note	8
(d)	Other Forms of Payment	8
(e)	Limitations under Applicable Law	8

SECTION 8.	ADJUSTMENT OF SHARES	8

(a)	Adjustments	8
(b)	Merger or Reorganization	8
(c)	Reservation of Rights	9

SECTION 9.	AWARDS UNDER OTHER PLANS	9

SECTION 10.	PAYMENT OF DIRECTOR’S FEES IN SECURITIES	9
(a)	Effective Date	9
(b)	Elections to Receive Restricted Shares	9
(c)	Number and Terms of Restricted Shares	9

SECTION 11.	LEGAL AND REGULATORY REQUIREMENTS	10

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SECTION 12.	TAXES	10

(a)	Withholding Taxes	10
(b)	Share Withholding	10

SECTION 13.	TRANSFERABILITY.	10

SECTION 14.	PERFORMANCE BASED AWARDS	10

SECTION 15.	NO EMPLOYMENT RIGHTS	11

SECTION 16.	DURATION AND AMENDMENTS	11

(a)	Term of the Plan	11
(b)	Right to Amend the Plan	11
(c)	Effect of Termination	11

SECTION 17.	GOVERNING LAW	11

SECTION 18.	SUCCESSORS AND ASSIGNS	11

SECTION 19.	EXECUTION.	11

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FARMERS & MERCHANTS BANCORP
2025 RESTRICTED STOCK RETIREMENT PLAN

SECTION 1.	ESTABLISHMENT AND PURPOSE.

The Plan was adopted by the Board on October 2, 2024 and is effective November 29, 2024 (the “Effective Date”), subject to approval by the shareholders of the Company on or prior to such Effective Date. The Plan’s purpose is to enhance the Company’s ability to attract, retain, incent, reward, and motivate persons who make (or are expected to make) important contributions to the Company and/or its Subsidiaries and Affiliates by providing these individuals with equity ownership and other incentive opportunities in lieu of the Company’s previous contributions under its terminated nonqualified retirement plans.

SECTION 2.	DEFINITIONS.

(a)          “Affiliate” means any entity other than a Subsidiary, if the Company and/or one or more Subsidiaries own not less than fifty percent (50%) of such entity.

(b)          “Award” means any award of a Restricted Share under the Plan.

(c)          “Award Agreement” means the agreement between the Company and the recipient of an Award which contains the terms, conditions and restrictions pertaining to such Award.

(d)          “Board of Directors” or “Board” means the Board of Directors of the Company, as constituted from time to time.

(e)          “Change of Control” means the occurrence of any of the following events:

(i)
individuals, who were members of the Board immediately prior to a meeting of the stockholders of the Company which meeting involved a contest for the election of directors, do not constitute a majority of the Board following such election or meeting;

(ii)	an acquisition, directly or indirectly, of more than thirty percent (30%) of the outstanding shares of any class of voting securities of the Company by any “person” (as defined below);

(iii)
a merger, consolidation or sale of all, or substantially all, of the assets of the Company, wherein the Company’s stockholders immediately before such transaction shall own of record (immediately after such transaction) equity securities, other than any warrant or right to purchase such equity securities, of the Company or an acquiring entity or any parent entity thereof, possessing less than seventy percent (70%) of the voting power of the Company or such acquiring entity or any parent entity thereof (in making the determination of ownership of such equity securities immediately after such transaction, equity securities owned by stockholders of the Company immediately prior to the transaction as stockholders to another party to the transaction shall be disregarded); or

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(iv)
there is a change, during any period of one (1) year, of a majority of the Board as constituted as of the beginning of such period, unless the election of each director who is not a director at the beginning of such period was approved by a vote of at least a majority of the directors then in office who were directors at the beginning of such period.

For purposes of subsection (f)(ii) above, the term “person” mean and include any individual, corporation, partnership, group, association or other “person”, as such term is used in Section 14(d) of the Securities Exchange Act of 1934, other than the Company, any successor thereof, any other wholly owned Subsidiary or any employee benefit plan(s) sponsored by the Company, Farmers & Merchants Bank of Central California or Subsidiary.

Any other provision of this Section 2(e) notwithstanding, a transaction shall not constitute a Change of Control if its sole purpose is to change the state of the Company’s incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction, and a Change of Control shall not be deemed to occur if the Company files a registration statement with the United States Securities and Exchange Commission in connection with an initial or secondary public offering of securities or debt of the Company to the public or on account of any transaction or series of transactions principally for bona fide equity financing purposes in which cash is received by the Company or any successor or indebtedness of the Company is cancelled or converted or a combination thereof.

(f)          “Code” means the Internal Revenue Code of 1986, as amended, and the rules and regulations promulgated thereunder.

(g)        “Committee” means the Personnel Committee as designated by the Board, which is authorized to administer the Plan, as described in Section 3 hereof.

(h)          “Company” means Farmers & Merchants Bancorp, a Delaware registered bank holding company, including any successor thereto.

(i)          “Employee” means any individual who is a common-law employee of the Company, a Parent, a Subsidiary, or an Affiliate.

(j)          “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

(k)          “Fair Market Value” with respect to a Share, means the market price of one Share, determined by the Committee as follows:

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(i)
If the Stock was traded over-the-counter on the date in question, then the Fair Market Value shall be equal to the last transaction price quoted for such date by the OTC Bulletin Board or, if not so quoted, shall be equal to the mean between the last reported representative bid and asked prices quoted for such date by the principal automated inter-dealer quotation system on which the Stock is quoted or, if the Stock is not quoted on any such system, by the Pink Quote system;

(ii)
If the Stock was traded on any established stock exchange (such as the New York Stock Exchange, The Nasdaq Global Market or The Nasdaq Global Select Market) or national market system on the date in question, then the Fair Market Value shall be equal to the closing price reported for such date by the applicable exchange or system; or

(iii)	If none of the foregoing provisions is applicable, then the Fair Market Value shall be determined by the Committee in good faith on such basis as it deems appropriate.

In all cases, the determination of Fair Market Value by the Committee shall be conclusive and binding on all persons.

(l)          “Outside Director” means a member of the Board who is not a common-law employee of, or paid consultant to, the Company, a Parent or a Subsidiary.

(m)       “Parent” means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Parent on a date after the adoption of the Plan shall be a Parent commencing as of such date.

(n)         “Participant” means a person who holds an Award.

(o)         “Plan” means this Farmers & Merchants Bancorp 2025 Restricted Stock Retirement Plan, as amended from time to time.

(p)         “Purchase Price” means the consideration for which one Share may be acquired under the Plan, as specified by the Committee.

(q)          “Retirement” means the termination of Service of an Employee who at the time of such termination has (i) attained at least sixty-five (65) years of age and (ii) completed at least five (5) years of continuous Service.

(r)          “Restricted Share” means a Share awarded under the Plan.

(s)          “Securities Act” means the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder.

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(t)          “Service” means service as an Employee or Outside Director, subject to such further limitations as may be set forth in the Plan or the applicable Award Agreement. Service does not terminate when an Employee goes on a bona fide leave of absence, that was approved by the Company in writing, if the terms of the leave provide for continued Service crediting, or when continued Service crediting is required by applicable law. Service terminates in any event when the approved leave ends, unless such Employee immediately returns to active work. The Company determines which leaves of absence count toward Service, and when Service terminates for all purposes under the Plan.

(u)          “Share” means one Share of Stock, as adjusted in accordance with Section 8 (if applicable).

(v)          “Stock” means the Common Stock of the Company.

(w)        “Subsidiary” means any corporation, if the Company owns and/or one or more other Subsidiaries own not less than fifty percent (50%) of the total combined voting power of all classes of outstanding stock of such corporation. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date. The determination of whether an entity is a “Subsidiary” shall be made in accordance with Section 424(f) of the Code.

SECTION 3.	ADMINISTRATION.

(a)       Committee Composition. The Plan shall be administered by a Committee appointed by the Board, or by the Board acting as the Committee. The Committee shall consist of two or more directors of the Company. In addition, to the extent required by the Board, the composition of the Committee shall satisfy such stock market or stock exchange listing requirements as may be applicable, and as the Securities and Exchange Commission may establish for administrators acting under plans intended to qualify for exemption under Rule 16b-3 (or its successor) under the Exchange Act.

(b)        Committee Appointment. The Board may also appoint one or more separate committees of the Board, each composed of one or more directors of the Company who need not satisfy the requirements of Section 3(a), who may administer the Plan, may grant Awards under the Plan and may determine all terms of such grants, in each case with respect to all Employees and Outside Directors (except such as may be on such committee), provided that such committee or committees may perform these functions only with respect to Employees who are not considered officers or directors of the Company under Section 16 of the Exchange Act. Within the limitations of the preceding sentence, any reference in the Plan to the Committee shall include such committee or committees appointed pursuant to the preceding sentence. To the extent permitted by applicable laws, the Board or Committee may also authorize one or more officers of the Company to designate Employees, other than officers under Section 16 of the Exchange Act, to receive Awards and/or to determine the number of such Awards to be received by such persons; provided, however, that the Board shall specify the total number of Awards that such officers may so award.

(c)       Committee Responsibilities. Subject to the provisions of the Plan, the Committee shall have full authority and discretion to take the following actions:

(i)	To interpret the Plan and to apply its provisions;

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(ii)	To adopt, amend, or rescind rules, procedures, and forms relating to the Plan;

(iii)	To authorize any person to execute, on behalf of the Company, any instrument required to carry out the purposes of the Plan;

(iv)	To determine when Awards are to be granted under the Plan;

(v)	To select the Participants to whom Awards are to be granted;

(vi)	To determine the type of Award and number of Shares subject to each Award;

(vii)
To prescribe the terms and conditions of each Award, including (without limitation) the Purchase Price, and the vesting or duration of the Award (including accelerating the vesting of Awards, either at the time of the Award or thereafter, without the consent of the Participant), and to specify the provisions of the agreement relating to such Award;

(viii)	To amend any outstanding Award Agreement, subject to applicable legal restrictions and to the consent of the Participant if the Participant’s rights or obligations would be materially impaired;

(ix)	To prescribe the consideration for the grant of each Award and to determine the sufficiency of such consideration;

(x)	To determine the disposition of each Award or other right under the Plan in the event of a Participant’s divorce or dissolution of marriage;

(xi)	To determine whether Awards under the Plan will be granted in replacement of other grants under an incentive or other compensation plan of an acquired business;

(xii)	To correct any defect, supply any omission, or reconcile any inconsistency in the Plan or any Award Agreement;

(xiii)	To establish or verify the extent of satisfaction of any performance goals or other conditions applicable to the grant, issuance, exercisability, vesting, and/or ability to retain any Award; and

(xiv)	To take any other actions deemed necessary or advisable for the administration of the Plan.

Subject to the requirements of applicable law, the Committee may designate persons other than members of the Committee to carry out its responsibilities and may prescribe such conditions and limitations as it may deem appropriate, except that the Committee may not delegate its authority with regard to the selection for participation of or the granting of Awards under the Plan to persons subject to Section 16 of the Exchange Act. All decisions, interpretations and other actions of the Committee shall be final and binding on all Participants and all persons deriving their rights from a Participant. No member of the Committee shall be liable for any action that he has taken or has failed to take in good faith with respect to the Plan or any Award under the Plan.

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SECTION 4.	ELIGIBILITY.

(a)         General Rule. Only Employees and Outside Directors shall be eligible for the grant of Awards.

SECTION 5.	STOCK SUBJECT TO PLAN.

(a)        Basic Limitation. Shares offered under the Plan shall be authorized but unissued Shares or treasury Shares. The maximum aggregate number of Shares authorized for issuance as Awards under the Plan shall not exceed 80,000 Shares (the “Share Reserve”). In addition, the Share Reserve will automatically increase on January 1st of each year, for a period of not more than ten years, commencing on January 1, 2026 and ending on (and including) January 1, 2035, in an amount equal to the lesser of (x) two and one-half percent (2.5)% of the total number of shares of Stock outstanding on the last day of the immediately preceding fiscal year and (y) such lesser amount (including zero) that the Committee determines for purposes of the annual increase for that fiscal year. The limitations of this Section 5(a) shall be subject to adjustment pursuant to Section8. The number of Shares that are subject to Awards outstanding at any time under the Plan shall not exceed the number of Shares which then remain available for issuance under the Plan. The Company shall at all times reserve and keep available sufficient Shares to satisfy the requirements of the Plan.

(b)         Additional Shares. If Restricted Shares issued under the Plan are forfeited by a Participant or are repurchased by the Company, then such Shares shall again become available for Awards under the Plan. Any Shares withheld to satisfy the tax withholding obligation pursuant to any Award shall be added back to the Shares available for Awards under the Plan. Notwithstanding the foregoing provisions of this Section 5(b), Shares that have actually been issued shall not again become available for Awards under the Plan, except for Shares that are forfeited and do not become vested or have been repurchased by the Company (whether vested or unvested).

(c)         Substitution and Assumption of Awards. The Committee may make Awards under the Plan by assumption, substitution, or replacement of awards granted by another entity (including a Parent or Subsidiary), if such assumption, substitution, or replacement is in connection with an asset acquisition, stock acquisition, merger, consolidation, or similar transaction involving the Company (and/or its Parent or Subsidiary) and such other entity (and/or its affiliate). The terms of such assumed, substituted, or replaced Awards shall be as the Committee, in its discretion, determines is appropriate, notwithstanding limitations on Awards in the Plan. Any such substitute or assumed Awards shall not count against the Share limitation set forth in Section 5(a) (nor shall Shares subject to such Awards be added to the Shares available for Awards under the Plan as provided in Section 5(b) above).

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(d)         Limit on Grants to Outside Directors. The grant date fair value of all Awards (as determined in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, or any successor thereto) granted under the Plan to any Outside Director as compensation for services as an Outside Director during any twelve (12)-month period may not exceed $450,000, provided that any Award granted to an Outside Director in lieu of a cash retainer and/or meeting fees pursuant to Section 10(b) will be excluded from such limit.

SECTION 6.	RESTRICTED SHARES.

(a)        Restricted Share Award Agreement. Each grant of Restricted Shares under the Plan shall be evidenced by a Restricted Share Award Agreement between the Participant and the Company. Such Restricted Shares shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various Restricted Share Award Agreements entered into under the Plan need not be identical.

(b)         Payment for Awards. Restricted Shares may be sold or awarded under the Plan for such consideration as the Committee may determine, including (without limitation) cash, cash equivalents, past services, and future services.

(c)         Vesting. Each Award of Restricted Shares may or may not be subject to vesting. Vesting shall occur, in full or in installments, upon satisfaction of the conditions specified in the Restricted Share Award Agreement. A Restricted Share Award Agreement may provide for accelerated vesting in the event of the Participant’s death, Retirement, or other events as determined by the Committee in its discretion. All Restricted Shares shall become fully vested in the event that a Change of Control occurs with respect to the Company.

(d)         Voting and Dividend Rights. A holder of Restricted Shares awarded under the Plan shall have the same voting, dividend, and other rights as the Company’s other stockholders, except that in the case of any unvested Restricted Shares, the holder shall not be entitled to any dividends or other distributions paid or distributed by the Company in respect of outstanding Shares. Notwithstanding the foregoing, at the Committee’s discretion, the holder of unvested Restricted Shares may be credited with such dividends and other distributions, provided that such dividends and other distributions shall be paid or distributed to the holder only if, when and to the extent such unvested Restricted Shares vest. The value of dividends and other distributions payable or distributable with respect to any unvested Restricted Shares that do not vest shall be forfeited. At the Committee’s discretion, the Restricted Share Award Agreement may require that the holder of Restricted Shares invest any cash dividends received in additional Restricted Shares. Such additional Restricted Shares shall be subject to the same conditions as the Award with respect to which the dividend was paid. For the avoidance of doubt, other than with respect to the right to receive dividends and other distributions, the holders of unvested Restricted Shares shall have the same voting rights and other rights as the Company’s other stockholders in respect of such unvested Restricted Shares.

(e)       Restrictions on Transfer of Shares. Restricted Shares shall be subject to such rights of repurchase, rights of first refusal, or other restrictions as the Committee may determine. Such restrictions shall be set forth in the applicable Restricted Share Award Agreement and shall apply in addition to any general restrictions that may apply to all holders of Shares.

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SECTION 7.	PAYMENT FOR SHARES.

(a)         General Rule. The entire Purchase Price of Shares issued under the Plan shall be payable in lawful money of the United States of America at the time when such Shares are purchased, except as provided in Section 7(b) through Section 7(d) below.

(b)         Services Rendered. At the discretion of the Committee, Shares may be awarded under the Plan in consideration of services rendered to the Company or a Subsidiary. If Shares are awarded without the payment of a Purchase Price in cash, the Committee shall make a determination (at the time of the Award) of the value of the services rendered by the Participant and the sufficiency of the consideration to meet the requirements of Section 6(b).

(c)         Promissory Note. To the extent that a Restricted Share Award Agreement so provides, payment may be made all or in part by delivering (on a form prescribed by the Company) a full-recourse promissory note.

(d)         Other Forms of Payment. To the extent that a Restricted Share Award Agreement so provides, payment may be made in any other form that is consistent with applicable laws, regulations, and rules.

(e)         Limitations under Applicable Law. Notwithstanding anything herein or in a Restricted Share Award Agreement to the contrary, payment may not be made in any form that is unlawful, as determined by the Committee in its sole discretion.

SECTION 8.	ADJUSTMENT OF SHARES.

(a)         Adjustments. In the event of a subdivision of the outstanding Stock, a declaration of a dividend payable in Shares, a declaration of a dividend payable in a form other than Shares in an amount that has a material effect on the price of Shares, a combination or consolidation of the outstanding Stock (by reclassification or otherwise) into a lesser number of Shares, a recapitalization, a spin-off or a similar occurrence, the Committee shall make appropriate and equitable adjustments in:

(i)	The class(es) and number of securities available for future Awards and the limitations set forth under Section 5; and

(ii)	The class(es) and number of securities covered by each outstanding Award.

The Committee will make such adjustments, and its determination will be final, binding and conclusive.

(b)         Merger or Reorganization. In the event that the Company is a party to a merger or other reorganization, outstanding Awards shall be subject to the agreement of merger or reorganization. Such agreement may provide for, without limitation, one or more of the following:

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(i)	The continuation of the outstanding Awards by the Company, if the Company is a surviving corporation;

(ii)	The assumption of the outstanding Awards by the surviving corporation or its parent or subsidiary;

(iii)	The substitution by the surviving corporation or its parent or subsidiary of its own awards for the outstanding Awards; and/or

(iv)	Cash or equity settlement of outstanding Awards followed by the cancellation of such Awards upon or immediately prior to the effectiveness of such transaction.

The Company will have no obligation to treat all Awards, all Awards held by a Participant, or all Awards of the same type, similarly.

(c)        Reservation of Rights. Except as provided in this Section 8, any issue by the Company of Shares of stock of any class, or securities convertible into Shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of Shares subject to an Award. The grant of an Award pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure, to merge or consolidate or to dissolve, liquidate, sell, or transfer all or any part of its business or assets.

SECTION 9.	AWARDS UNDER OTHER PLANS.

The Company may grant awards under other plans or programs. Such awards may be settled in the form of Shares issued under the Plan.

SECTION 10.	PAYMENT OF DIRECTOR’S FEES IN SECURITIES.

(a)         Effective Date. No provision of this Section 10 shall be effective unless and until the Board has determined to implement such provision.

(b)        Elections to Receive Restricted Shares . An Outside Director may elect to receive his or her annual retainer payments and/or meeting fees from the Company in the form of cash, Restricted Shares, or a combination thereof, as determined by the Board. Alternatively, the Board may mandate payment in any of such alternative forms. Such Restricted Shares shall be issued under the Plan. An election under this Section 10 shall be filed with the Company on the prescribed form.

(c)         Number and Terms of Restricted Shares . The number of Restricted Shares to be granted to Outside Directors in lieu of annual retainers and meeting fees that would otherwise be paid in cash shall be calculated in a manner determined by the Board. The terms of such Restricted Shares shall also be determined by the Board.

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SECTION 11.	LEGAL AND REGULATORY REQUIREMENTS.

Shares shall not be issued under the Plan unless the issuance and delivery of such Shares complies with (or is exempt from) all applicable requirements of law, including (without limitation) the Securities Act, state securities laws and regulations and the regulations of any stock exchange on which the Company’s securities may then be listed, and the Company has obtained the approval or favorable ruling from any governmental agency which the Company determines is necessary or advisable. The Company shall not be liable to a Participant or other persons as to: (a) the non-issuance or sale of Shares as to which the Company has not obtained from any regulatory body having jurisdiction the authority deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares under the Plan; and (b) any tax consequences expected, but not realized, by any Participant or other person due to the receipt or settlement of any Award granted under the Plan.

SECTION 12.	TAXES.

(a)        Withholding Taxes. To the extent required by applicable federal, state, local, or foreign law, a Participant or his or her successor shall make arrangements satisfactory to the Company for the satisfaction of any withholding tax obligations that arise in connection with the Plan. The Company shall not be required to issue any Shares or make any cash payment under the Plan until such obligations are satisfied.

(b)         Share Withholding. The Committee may permit a Participant to satisfy all or part of his or her withholding or income tax obligations by having the Company withhold all or a portion of any Shares that otherwise would be issued to him or her or by surrendering all or a portion of any Shares that he or she previously acquired. Such Shares shall be valued at their Fair Market Value on the date when taxes otherwise would be withheld in cash. In no event may a Participant have Shares withheld that would otherwise be issued to him or her in excess of the number necessary to satisfy the maximum legally required tax withholding, as determined by the Company in its discretion.

SECTION 13.	TRANSFERABILITY.

Unless the agreement evidencing an Award (or an amendment thereto authorized by the Committee) expressly provides otherwise, no Award granted under the Plan, nor any interest in such Award, may be sold, assigned, conveyed, gifted, pledged, hypothecated, or otherwise transferred in any manner (prior to the vesting and lapse of any and all restrictions applicable to Shares issued under such Award), other than by will or the laws of descent and distribution. Any purported assignment, transfer, or encumbrance in violation of this Section 13 shall be void and unenforceable against the Company.

SECTION14.	PERFORMANCE BASED AWARDS.

The number of Shares or other benefits granted, issued, retained, and/or vested under an Award may be made subject to the attainment of performance goals. The Committee may utilize any performance criteria selected by it in its sole discretion to establish performance goals.

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SECTION 15.	NO EMPLOYMENT RIGHTS.

No provision of the Plan, nor any Award granted under the Plan, shall be construed to give any person any right to become, to be treated as, or to remain an Employee. The Company and its Subsidiaries reserve the right to terminate any person’s Service at any time and for any reason, with or without notice.

SECTION 16.	DURATION AND AMENDMENTS.

(a)         Term of the Plan. The Plan, as set forth herein, shall come into existence on the date of its adoption by the Board; provided, however, that no Award may be granted hereunder prior to the Effective Date. The Board may suspend or terminate the Plan at any time.

(b)        Right to Amend the Plan. The Board may amend the Plan at any time and from time to time. Rights and obligations under any Award granted before amendment of the Plan shall not be materially impaired by such amendment, except with consent of the Participant. An amendment of the Plan shall be subject to the approval of the Company’s stockholders only to the extent required by applicable laws, regulations or rules.

(c)        Effect of Termination. No Awards shall be granted under the Plan after the termination thereof. The termination of the Plan shall not affect Awards previously granted under the Plan.

SECTION 17.	GOVERNING LAW.

The Plan and each Award Agreement shall be governed by the laws of the State of Delaware, without application of the conflicts of law principles thereof.

SECTION 18.	SUCCESSORS AND ASSIGNS.

The terms of the Plan shall be binding upon and inure to the benefit of the Company and any successor entity, including any successor entity contemplated by Section 8(b).

SECTION 19.	EXECUTION.

To record the adoption of the Plan by the Board, the Company has caused its authorized officer to execute the same.

Farmers & Merchants Bancorp

By:
Name:	Bart Olson
Title:	Corporate Secretary

Date:

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By:
Name:	Edward Corum, Jr.
Title:	Chairman of the Personnel Committee

Date:

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